UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 25, 2020

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CMS Energy Corporation Common Stock, $0.01 par value	CMS	New York Stock Exchange
CMS Energy Corporation 5.625% Junior Subordinated Notes due 2078	CMSA	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2078	CMSC	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2079	CMSD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company:  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On November 25, 2020, CMS Energy Corporation ("CMS Energy") issued and sold $400,000,000 aggregate principal amount of its 3.75% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2050 (the “Notes”), pursuant to a Registration Statement on Form S-3 that CMS Energy filed with the Securities and Exchange Commission utilizing a “shelf” registration process (No. 333-236742) (the "Registration Statement"), a Preliminary Prospectus Supplement dated November 19, 2020 to the Prospectus dated February 28, 2020, an Issuer Free Writing Prospectus that included the final terms of the transaction, a Final Prospectus Supplement dated November 19, 2020 to the Prospectus dated February 28, 2020 and an underwriting agreement among CMS Energy and the underwriters named in that agreement with respect to the Notes. CMS Energy intends to use the net proceeds for general corporate purposes, including working capital and repayment of indebtedness.

This Current Report on Form 8-K is being filed to file certain documents in connection with the offering as exhibits to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1 Underwriting Agreement dated November 19, 2020 among CMS Energy and Barclays Capital Inc., J.P. Morgan Securities LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

4.1 Tenth Supplemental Indenture dated as of November 25, 2020 between CMS Energy and The Bank of New York Mellon, as Trustee.

4.2 Form of 3.75% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2050 (included in Exhibit 4.1).

5.1 Opinion of Melissa M. Gleespen, Esq., Vice President, Corporate Secretary and Chief Compliance Officer of CMS Energy, dated November 25, 2020, regarding the legality of the Notes.

8.1 Opinion and Consent of Sidley Austin LLP regarding tax matters.

23.1 Consent of Melissa M. Gleespen, Esq. (included in Exhibit 5.1).

23.2 Consent of Sidley Austin LLP (included in Exhibit 8.1).

99.1 Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-236742).

104 Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: November 25, 2020	By:	/s/ Rejji P. Hayes
Rejji P. Hayes
Executive Vice President and Chief Financial Officer